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                                                                   EXHIBIT 23.5


                         INDEPENDENT AUDITORS' CONSENT

     We consent to the use in this Registration Statement on Form S-4 of Mellon Bank Corporation of our report dated May 21, 1997, appearing in the Prospectus which is a part of such Registration Statement. We also consent to the reference to us under the headings "Summary--Selected Financial Information" and "Experts" in such Prospectus.


/s/ Grant Thorton LLP

GRANT THORNTON LLP

New York, New York
May 28, 1997